SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  July 30, 2004
                                                         ---------------

                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

             000-32615                             04-3578653
      ------------------------          ---------------------------------
      (Commission File Number)          (IRS Employer Identification No.)


      401 Edgewater Place, Suite 200, Wakefield, MA                 01880-6210
      -------------------------------------------------------------------------
      (Address of Principal Executive Offices)                      (Zip Code)


                                 (781) 557-1300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Required FD Disclosure

      On July 30, 2004 the Board of Directors of Franklin Street Properties Corp. (the "Company") accepted the resignations of Barbara J. Corinha-Fournier and Janet P. Notopoulos as the members of the Audit Committee of the Board and elected Barry Silverstein and Dennis J. McGillicuddy to serve as members of the Audit Committee. Following the resignations of Ms. Fournier and Ms. Notopoulos, the Audit Committee is comprised of Mr. John Burke, who serves as Chairperson, and Messrs. Silverstein and McGillicuddy.

      The Company's Board of Directors also adopted a Code of Business Conduct and Ethics which is filed as Exhibit 14.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            14.1  Code of Business Conduct and Ethics.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2004            REGISTRANT

                                FRANKLIN STREET PROPERTIES CORP.

                                By: /s/ Barbara J. Fournier
                                    -------------------------------
                                        Barbara J. Fournier
                                        Vice President, Chief Operating Officer
                                        Treasurer and Secretary

                                  EXHIBIT INDEX

Exhibit Number    Description

14.1              Code of Business Conduct